UNITED STATES SECURITIES and EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2006
THE BISYS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31254	13-3532663
(State or other Jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)
105 Eisenhower Parkway, Roseland, New Jersey 07068
(Address of principal executive offices)
973-461-2500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (917 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Effective September 18, 2006, Ms. Doni Fordyce resigned from the Board of Directors of The BISYS Group, Inc. (“BISYS”) in order to allow for a continuing majority of independent directors on the Board, as required by the New York Stock Exchange. Ms. Fordyce’s resignation was not due to any disagreement with BISYS. The Board of BISYS expressed its gratitude to Ms. Fordyce for her service.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BISYS GROUP, INC.

	By:	/s/ Steven Kyono Steven Kyono
Executive Vice President, General
Counsel & Secretary
Date: September 19, 2006